Fourth Quarter and Year-End 2020 Investor Briefing Fourth Quarter and Year-End 2020 Investor Briefing March 30, 2021

Fourth Quarter and Year-End 2020 Investor Briefing Notice to Recipients Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward- looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION ” and “RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the Securities and Exchange Commission on March 19, 2021. This electronic presentation is provided as of March 30, 2021. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that could have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Fourth Quarter and Year-End 2020 Investor Briefing ‣ Overview and Review of 2020 ‣ Vogtle 3 & 4 Update ‣ Review of 2020 Operations ‣ Effingham Acquisition ‣ Review of 2020 Financial Results and Condition Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3

Fourth Quarter and Year-End 2020 Investor Briefing ‣ Largest electric cooperative in the United States by assets, among other measures. ‣ Generating assets total approximately 7,862 MW. • Includes 737 MW of member-owned assets which we manage. ‣ Members purchase 320 MW of renewables through Green Power EMC, growing to 584 MW by 2022. ‣ Also schedule federal hydropower for Members – 515 MW in 2020. ‣ Expected acquisition of Effingham Energy Facility increases capacity by 511 MW in 2021. ‣ 30% of Vogtle 3&4 expanding generation by 660 MW. Senior Secured/ Outlook/ Short-Term Moody’s: Baa1/Stable/P-2 S&P: BBB+/Negative/A-2 Fitch: BBB+/Negative/F1 ‣ 2020 revenues of over $1.3 billion. ‣ Total assets over $14 billion. ‣ SEC filing company. ‣ Member-owned not-for- profit Georgia electric membership corporation. ‣ Wholesale electric provider to 38 Member distribution co-ops in Georgia. ‣ Take or pay, joint and several Wholesale Power Contracts with Members through December 2050. • Allows for recovery of all costs, including debt service. ‣ Members’ peak load: • 2020 Winter: 7,845 MW (January) • 2020 Summer: 9,472 MW (July) • Highest peak load: 9,477 MW, Summer 2019 Overview of Oglethorpe Power Corporation Business Power Supply Resources Ratings Financial 4

Fourth Quarter and Year-End 2020 Investor Briefing In the Face of the Pandemic, Oglethorpe Had a Very Successful Year in 2020 ‣ Oglethorpe-managed fleet scored its highest ever in operations benchmarking. ‣ Set an annual generation record of 13,750 GWh for Oglethorpe-managed fleet. ‣ Successfully managed through COVID-19 pandemic. • Member impact due to COVID-19 was minimal. ‣ Vogtle 3&4 construction continued through the pandemic without ever being halted. ‣ Financial and liquidity condition remained strong and Oglethorpe borrowed at record low interest rates. • Increased bank liquidity by $213 million. • Completed two bond deals for $663 million. • Advanced $620 million under DOE loan and $46 million of RUS loan at record low interest rates. ‣ In 2020, Oglethorpe completed a comprehensive financial and operational analysis in pursuit of acquiring a 511 MW combined-cycle facility located in Effingham County and agreed to purchase the plant in March 2021. 5

Fourth Quarter and Year-End 2020 Investor Briefing Vogtle 3&4 Update 6 ‣ Schedule • Unit 3 – schedule is challenged. - The start of hot functional testing and fuel load milestones have been delayed. - Challenges with labor productivity exacerbated by the impact of COVID-19. - Construction remediation work, primarily related to electrical commodity installation. - COD is likely delayed one or more months beyond November 2021. • Unit 4 – targeting November 2022 COD. - Achieving this date will require overall construction productivity and production levels to significantly improve. ‣ Budget – Oglethorpe’s budget is unchanged at $7.5 billion. • Includes $113 million of project-level contingency plus an Oglethorpe-level contingency of $250 million. - Expected to support up to a 4-month delay for Unit 3 and a 3-month delay for Unit 4. • Any further delays are expected to add $55 million / month for both units and $25 million / month for Unit 4 only (including financing costs).

Fourth Quarter and Year-End 2020 Investor Briefing Oglethorpe Vogtle 3&4 Budget and Contingency ‣ Oglethorpe’s $7.5 billion budget includes construction costs, financing costs, and both a project-level and Oglethorpe-level contingency. ‣ Revised project-level contingency plus Oglethorpe-level contingency ($363 million total) represents ~24% of the total remaining budget. 7 (a) Construction costs are net of $1.1 billion received from Toshiba Corporation under the Guarantee Settlement Agreement. ($ in millions) Project Budget Actual Costs at December 31, 2020 Remaining Project Budget Construction Costs(a) $ 5,599 $ 4,754 $ 805 Financing Costs 1,578 1,259 319 Total Costs $ 7,137 $ 6,013 $ 1,124 Project-Level Contingency $ 113 - $ 113 Oglethorpe-Level Contingency 250 - 250 Total Contingency $ 363 $ - $ 363 Total $ 7,500 $ 6,013 $ 1,487

Oglethorpe's Diversified Power Supply Portfolio



Rocky Mountain Pumped Storage Hydro
Thomas A. Smith Energy Facility
Hartwell Energy Facility
Sewell Creek Energy Facility
Doyle Generating Plant
Plant Wansley
Plant Scherer
Chattahoochee Energy Facility
Plant Vogtle
Hawk Road Energy Facility
Talbot Energy Facility
Plant Hatch
Smarr Energy Facilitiy
Effingham Energy Facility (Planned Acquisition)
ATLANTA
SAVANNAH
HABERSHAM
AMICALOLA
HART
SAWNEE
JACKSON
COBB
CARROLL
RAYLE
SNAPPING SHOALS
JEFFERSON ENERGY COOPERATIVE
CENTRAL GEORGIA
SOUTHERN RIVERS ENERGY
TRI-COUNTY
WASHINGTON
DIVERSE POWER
UPSON
PLANTERS
OCONEE
ALTAMAHA
EXCELSIOR
MIDDLE GEORGIA
OCMULGEE
SUMTER
LITTLE OCMULGEE
IRWIN
SATILLA
COASTAL ELECTRIC COOPERATIVE
MITCHELL
THREE NOTCH
COLQUITT
OKEFENOKE
GRADY
SLASH PINE

2021 Capacity (MW)

7,862 MW



10%
19%
57%
14%

2020 Energy (MWh)

24.6 Million MWh



4%
5%
40%
51%
Gas
Nuclear
Coal
Hydro

Notes: Capacity and energy includes Oglethorpe and Smarr EMC resources. Oglethorpe and Smarr EMC capacity reflects summer reserve planning capacity. Capacity does not include the expected acquisition of Effingham Energy Facility which will add 511 MWs of gas capacity.

Fourth Quarter and Year-End 2020 Investor Briefing

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Fourth Quarter and Year-End 2020 Investor Briefing 2015 2016 2017 2018 2019 2020 2021 (Millions MWh) - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2015 2016 2017 2018 2019 2020 2021 Winter Peak Summer Peak Members’ Historical Load 9 Member Demand Requirements Member Energy Requirements Percent Change 6.2% -0.7% (MW) Percent Change in Overall Peak 2.0% -4.2% Highest Summer/Overall Peak (2019) = 9,477 MW Highest Winter Peak (2014) = 9,354 MW Summer Peak (2021 Forecast) = 9,658 MW Winter Peak (2021 YTD) = 7,786 MW 2.6% 3.5% 2015 2016 2017 2018 2019 2020 2021YTD Days ≥ 90o 49 88 38 65 90 38 0 Days ≥ 95o 3 22 0 2 33 3 0 Days ≥ 100o 0 1 0 0 1 0 0 Days ≤ 25o 10 5 3 10 3 5 2 -5.2% -4.5% 6.0% 1.6% 7.0% 0.5% -2.9%-0.1% Projected 2021 YTD as of March 29, 2021. YTD

Fourth Quarter and Year-End 2020 Investor Briefing Capacity Factor Comparison Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 10 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatt Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2019 2020

Fourth Quarter and Year-End 2020 Investor Briefing 2020 Plant Operations Highlights 11 Gas HydroCoal Nuclear OPC-Operated Fleet • Set a new combined-cycle fleet annual generation record of 10,473 gigawatt hours • Successfully started combustion turbine fleet a near record 2,356 times with only 8 failed starts, the lowest on record • Achieved capacity factors of 90.5% at Plant Hatch and 93.3% at Plant Vogtle • Exceeded 1,200 starts in both 2019 and 2020 with 100% start reliability, which is industry best • Saved more than $6 million by coordinating with co-owners to extend the outage interval period at Plant Scherer • Scored our highest ever in operations benchmarking • More than 85% of our units performed above the industry median for summer availability, and 74% were in the top quartile of our peers • Set an operated fleet annual generation record of 13,750 gigawatt hours

Fourth Quarter and Year-End 2020 Investor Briefing Generation Mix by Fuel Type Note: Includes total generation from Oglethorpe and Smarr EMC resources. 12 40% 44% 41% 40% 38% 44% 42% 42% 37% 38% 40% 39% 40% 7% 12% 11% 24% 29% 24% 24% 33% 42% 43% 40% 46% 51% 48% 39% 44% 32% 29% 27% 30% 20% 17% 14% 16% 10% 4%5% 5% 4% 4% 4% 5% 5% 5% 3% 5% 4% 5% 5% 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 0 5 10 15 20 25 30 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Average Gas Price ($/mmBtu)MWh (Millions) M ill io n s Hydro Coal Gas Nuclear Average Gas Price

Fourth Quarter and Year-End 2020 Investor Briefing Oglethorpe’s Investments Have Led to Significant Reductions in Emissions 13 Shift Away from Coal Oglethorpe’s investments in two combined cycle natural gas plants allowed it to take advantage of lower cost natural gas supplies and shift its energy mix away from higher- emission coal resources to lower-emission natural gas resources. The Effingham Energy Facility will be our third combined cycle facility, and will further support the shift away from coal. Vogtle 3&4 nuclear will produce reliable, zero- emissions energy for up to 80 years. Investment in Emission Control Equipment Oglethorpe has invested over $1 billion in emission control equipment (flue gas desulfurization, selective catalytic reductions, carbon air activated carbon injections) for controllable emissions in our generation fleet. These investments, along with a shift from coal to natural gas-fired generation, have resulted in significant emissions reductions. 0% 20% 40% 60% 80% 100% 120% 140% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 % Change in Emission and Plant Generation Since 2007 S02 Nox Hg Gen 0.000 200.000 400.000 600.000 800.000 1,000.000 1,200.000 2007 2014 2020 CO 2 lb s/ M W h CO2 Emissions

Fourth Quarter and Year-End 2020 Investor Briefing Key Financial Events 2020 Through Q1 2021 Debt Issuances Other Events Q1 2020 Q4 2020Q2 2020 Q3 2020 14 Q1 2021 Entered into Purchase Agreement for ~511 MW Effingham Energy Facility Increased J.P. Morgan Credit Facility from $150 million to $363 million Repurchased $213 million of Pollution Control Bonds Subject to Mandatory Tender Advanced $444 million under DOE loan at 1.442% Remarketed $213 Pollution Control Bonds at 1.50% for 5 years Issued $450 million First Mortgage Bonds at 3.83% yield Advanced $176 million under DOE loan at 1.660% Advanced $239 million under AD- 48 RUS loan at 1.54%

Fourth Quarter and Year-End 2020 Investor Briefing Planned Acquisition: Effingham Energy Facility 15 ‣ ~511 MW Combined Cycle Generating Plant ‣ Owner: The Carlyle Group, a global investment firm with ~$250 billion in assets under management ‣ Operator: Cogentrix ‣ Location: Near Savannah, GA ‣ Commercial Operation Date: 2003 ‣ Some Members are not expected to need the power until 2026. ‣ Closing is anticipated in April 2021. ‣ Oglethorpe will fund the acquisition with available liquidity including commercial paper and its credit facilities. ‣ Oglethorpe will submit an RUS loan request to permanently finance the acquisition. Effingham Energy Facility SAVANNAH

Fourth Quarter and Year-End 2020 Investor Briefing Oglethorpe Members’ Energy Mix 16 Member Total Requirements (January – December 2020) 39.2 million MWh (a) Oglethorpe-Gas portion includes Smarr EMC resources. (b) Southeastern Power Administration – federal hydroelectric power. ‣ Oglethorpe supplied approximately 57% of our Members’ energy requirements. ‣ Approximately 29% of our Members’ requirements were supplied by emission-free generation (solar, hydro, and nuclear). (a) (b) Green Power EMC 1% SEPA 2% Member Supplemental Power Contracts 40% OPC - Coal 3% OPC - Gas 28% OPC - Nuclear 23% OPC - Hydro 3% (a)

Fourth Quarter and Year-End 2020 Investor Briefing 97% 95% 85% 92% 92% 67% 63% 61% 62% 55% 56% 52% 57% 51% 52% 48% 64% 63% 57% 58% 57% 57% 64% 61% 60% 64% 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 23 20 26 G W h Actual Oglethorpe Supplied Supplied by Smarr, Sewell, and SEPA Supplied by Green Power EMC Actual Total Member Load Member Requirements Supplied by Oglethorpe 17 … Projected Oglethorpe Supplied Projected Total Member Load First full year of Vogtle 3&4 generation Oglethorpe will supply about two-thirds of the members’ aggregate energy requirements when Vogtle 3&4 come on-line. … 2005: Expiration of PPAs between OPC and LEM/Morgan Stanley; Members’ supply contracts with thrid parties begin. 2016: Smith and Hawk Road resources begins to serve Member load. Effingham resource fully utilized for Member Load

Fourth Quarter and Year-End 2020 Investor Briefing Income Statement Excerpts 18 (a) Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10 for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14 each year, starting in 2010, above the minimum 1.10 ratio required by the Indenture, and the 2021 budget also includes a 1.14 Margins for Interest ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10. Year Ended December 31, 12/31/2021- 12/31/2020 Year Ended December 31, ($ in thousands) 2020 % Change 2019 2018 Statement of Revenues and Expenses: Operating Revenues: Sales to Members - Capacity $971,071 3.1% $942,057 $927,419 Sales to Members - Energy 405,939 -16.8% 487,795 551,960 Total Sales to Members $1,377,010 -3.7% $1,429,852 $1,479,379 Sales to non-Members 608 38.2% 440 734 Operating Expenses: 1,159,909 -4.4% 1,213,083 1,255,137 Other Income 50,695 -21.0% 64,189 68,262 Net Interest Charges 212,509 -6.4% 226,937 242,039 Net Margin $55,895 2.6% $54,461 $51,199 Margins for Interest Ratio(a) 1.14 1.14 1.14 Sales to Members Energy Cost (cents/kWh) 1.83 -12.9% 2.10 2.40 Average Power Cost (cents/kWh) 6.21 0.8% 6.16 6.43 Sales to Members (MWh) 22,187,311 -4.5% 23,225,861 23,011,079

Fourth Quarter and Year-End 2020 Investor Briefing Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant requirement to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in three credit agreements that currently requires a minimum total patronage capital of $750 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 19 December 31, ($ in thousands) 2020 2019 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,728,550 $4,679,690 CWIP 5,783,579 4,816,896 Nuclear Fuel 358,728 359,270 Total Electric Plant $10,870,857 $9,855,856 Total Investments and Funds 1,526,880 1,327,700 Total Current Assets 1,053,091 974,465 Total Deferred Charges 789,328 832,092 Total Assets $14,240,156 $12,990,113 Capitalization: Patronage Capital and Membership Fees $1,072,642 $1,016,747 Long-term Debt and Finance Leases 10,367,261 9,479,496 Other 26,861 25,196 Total Capitalization $11,466,764 $10,521,439 Total Current Liabilities 941,830 857,263 Total Deferred Credits and Other Liabilities 1,831,562 1,611,411 Total Equity and Liabilities $14,240,156 $12,990,113 Total Capitalization $11,466,764 $10,521,439 Plus: Unamortized Debt Issuance Costs and Bond Discounts on LT debt 119,565 111,222 Plus: Long-term Debt and Finance Leases due within one year 208,649 217,440 Total Long-Term Debt and Equities $11,794,978 $10,850,101 Equity Ratio(a) 9.1% 9.4%

Fourth Quarter and Year-End 2020 Investor Briefing Total amount outstanding under all RUS Guaranteed Loans is $2.7 billion, with an average interest rate of 3.46% RUS Guaranteed Loans(a) Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans General & Environmental Improvements $630,342,000 $238,578,016 $391,763,984 $630,342,000 $238,578,016 $391,763,984 (a) RUS guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.125%. 20 RUS Loan Summary as of February 28, 2021

Fourth Quarter and Year-End 2020 Investor Briefing ‣ In March 2019, we increased Oglethorpe’s DOE loan financing from $3.06 billion to $4.68 billion with a new $1.62 billion loan. ‣ We typically advance under this loan twice a year. In December 2020 we received $176 million in loan funds under the 2019 loan and we anticipate receiving the next advance in June 2021. DOE Loan Summary as of February 28, 2021 DOE Guaranteed Loans(a) Average interest rate on the outstanding balance under these loans is 2.873%. (a) DOE-guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.375%. (b) Includes accrued capitalized interest being financed with the 2014 DOE-guaranteed loan, which was available to be advanced through November 20, 2019. Approximately $44 million of this loan was not advanced due to timing and lower than expected interest rates. (c) We began principal repayments of our DOE-guaranteed loans in February, 2020, in accordance with the promissory notes. If we fully advance these loans, we expect to repay a total of approximately $300 million in principal on these loans by November, 2022 and plan to refinance this with taxable bonds. To date, we have repaid $104 million under these loans. 21 Purpose/Use of Proceeds Approved Advanced Outstanding(c) Remaining Availability Vogtle Units 3 & 4 2014 Loan (b) $3,057,069,461 $3,013,348,382 $2,926,668,616 $0 2019 Loan 1,619,679,706 620,000,000 602,193,600 999,679,706 $4,676,749,167 $3,633,348,382 $3,528,862,216 $999,679,706

Fourth Quarter and Year-End 2020 Investor Briefing DOE: $3.6 billionRUS: $2.4 billion Taxable Bonds: $3.6 billion Tax-Exempt: $1.0 billion Total Secured Debt 22 $10.6 Billion December 31, 2020 Secured Debt At December 31, $10.6 billion total at weighted average interest rate of 3.73%.

Fourth Quarter and Year-End 2020 Investor Briefing $1,823 $912 $911 $631 $1,542 $0 $500 $1,000 $1,500 $2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $ m ill io ns Oglethorpe’s Available Liquidity as of March 26, 2021 Borrowings Detail $251.5 million - Letter of Credit Support for VRDBs & T.A. Smith Facility $411.0 million - CP for Vogtle Interim Financing $21.0 million - CP for Vogtle Hedging $228.4 million - CP for Vogtle DOE Loan Payments Represents 718 days of liquidity on hand (excluding Cushion of Credit) (a) In addition, as of March 26, Oglethorpe had $487.6 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted investments and can only be used to pay debt service on RUS guaranteed loans. (a) 23

Fourth Quarter and Year-End 2020 Investor Briefing Recent and Upcoming Financing Activity Completed in 2021 January $239 million of RUS advances. Upcoming in 2021 June & December DOE advances April Interim funding of Effingham Energy Facility with Commercial Paper and bank lines October (or earlier) Renewal of J.P. Morgan bilateral credit facility 24

Fourth Quarter and Year-End 2020 Investor Briefing Vogtle 3&4 Interest Rate Hedging, $21 Vogtle 3 & 4 Interim Financing, $186 Vogtle 3&4 DOE Loan Payments, $177 $(200) $- $200 $400 $600 DOE Tax-Ex RUS Taxable $80 $213 $143 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment Actual Remarketed Forecasted Remarketing $450 $620 $213 $46 Net Margin Liquidity Wholesale Power CostInterim CP Financing Balance Sheet Electric Plant Average Cost of Funds: 0.300% (dollars in millions) Secured LT Debt (12.31.20): $10.6 billion Weighted Average Cost: 3.73% 2020 December 31, 2020 2020 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Expensing of IDC Rate Management Program. 2020 2020 Secured Long Term Debt 25 1.14 MFI ratio $- $20 $40 $60 $80 Ja n Fe b M ar Ap r M ay Ju n Ju l Au g Se p O ct N ov D ec M ill io ns Actual Budget $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 YE 2019 YE 2020 $4.68 $4.73 $0.36 $0.36 $4.82 $5.78 (B ill io ns ) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $12,990 $14,240 $1,210 $ 1,210 $1,610 $1,823 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Ja n Fe b M ar A p r M ay Ju n Ju l A u g S ep O ct N o v D ec B o rr o w in g s (M il) Cash Borrowings CP Availability Total Available Lines of Credit Ca sh B al an ce s (M il) 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Budget Actual 6.35 6.17 6.42 6.21 ¢ /k W h

Fourth Quarter and Year-End 2020 Investor Briefing • A link to this presentation will be posted on Oglethorpe’s website www.opc.com. • Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K are made available on its website. • Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) • For additional information please contact: Additional Information 26 Investor Contacts Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Joe Rick Director, Capital Markets and Investor Relations joe.rick@opc.com 770-270-7240 Cheri Garing Vice President, Planning cheri.garing@opc.com 770-270-7204 Media Contact Name Title Email Address Phone Number Terri Statham Manager, Media Relations terri.statham@opc.com 770-270-6990